Class	A:	DDDAX
Class	C:	DDDCX
Class	I:	DDDIX

A Series of Northern Lights Fund Trust

Supplement dated June 30, 2026 to the Prospectus dated April 6, 2026

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Effective immediately, there will not be a minimum initial investment for the Class I shares. Previously, the minimum initial investment for Class I shares was $1,000,000. The minimum initial investment for the Class A and Class C shares has not changed.

Accordingly, the paragraph entitled “Purchase and Sale of Fund Shares” under the “Fund Summary” section in the Prospectus for the Fund is hereby deleted in its entirety and replaced with the following:

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website. The minimum initial and subsequent investment in Class A and Class C shares is $2,500 and $500. There is no minimum initial investment for Class I shares.

Additionally, the paragraph entitled “Class I Shares under the “How to Purchase Shares” section on page 11 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Class I Shares

Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares has no minimum initial investment. Class I Shares may also be available on certain brokerage platforms. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

The paragraph entitled “Minimum and Additional Investment Amounts” under the “How to Purchase Shares” section on page 13 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Minimum and Additional Investment Amounts: You can open an account with a minimum initial investment of $2,500 in Class A or Class C shares. The minimum initial and subsequent investment in Class A and Class C shares is $2,500 and $500, respectively. There is no minimum initial investment for Class I shares. Subsequent investment in Class I shares may be in any

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amount. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund. The Fund or the Adviser reserve the right to waive any investment minimum.

The information in this supplement contains new and additional information beyond that in the Prospectus and Statement of Additional Information (“SAI”), each dated April 6, 2026. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.

Please retain this Supplement for future reference.

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